New Mountain Finance Corporation AMENDMENT NO. 2 TO EQUITY DISTRIBUTION AGREEMENT August 23, 2023 B. Riley Securities, Inc. 200 Vesey Street 25th Floor New York, New York 10281 Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716 Ladies and Gentlemen: This Amendment No. 2, dated August 23, 2023 (the “Amendment”) to the Equity Distribution Agreement, dated November 3, 2021, (the “Equity Distribution Agreement”), is entered into by and among New Mountain Finance Corporation, a Delaware corporation (the “Company”), and B. Riley Securities, Inc. and Raymond James & Associates, Inc. (the “Agents”). WHEREAS, the Company and the Agents desire to amend the Equity Distribution Agreement to (i) revise clause (qq) of Section 2 and the reference to the term “Additional Disclosure Item” therein, and (ii) insert “Schedule A” following Annex I to include an Issuer Free Writing Prospectus filed by the Company on August 23, 2023. NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree, effective as of the date hereof, as follows: 1. The clause (qq) of Section 2 of the Equity Distribution Agreement is replaced in its entirety with the following: “The Company represents and agrees that, without the prior consent of the Managers, (i) it will not distribute any offering material other than the Registration Statement, the Prospectus and the Additional Disclosure Items, and (ii) it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act and which the parties agree, for the purposes of this Agreement, includes (x) any “advertisement” as defined in Rule 482 under the 1933 Act; and (y) any sales literature, materials or information provided to investors by, or with the approval of, the Company in connection with the offering of the Shares (the materials and information referred to in this Section 2(qq) are herein referred to as an “Additional Disclosure Item”); any Additional Disclosure Item, the use of which has been consented to by the Managers, is listed on Schedule A hereto, which Schedule A shall be deemed to incorporate by reference any investor fact sheet published by the Company and filed by the Company with the Commission, as of the date of such filing.” 2. A Schedule A shall be added to the Equity Distribution Agreement following Annex I, with the caption “ADDITIONAL DISCLOSURE ITEMS” followed by “Issuer Free Writing Prospectus (Investor Fact Sheet) filed with the Commission on August 23, 2023 pursuant to Rule 433 under the 1933 Act”. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Equity Distribution Agreement. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. [Signature Page Follows] DocuSign Envelope ID: 472B3905-E6CD-4580-864F-5077F7DCBC94 [Signature page to Amendment No. 2 to Equity Distribution Agreement] If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Agents. Very truly yours, NEW MOUNTAIN FINANCE CORPORATION By: Name: Laura C. Holson Title: Chief Operating Officer, Chief Financial Officer and Treasurer NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C. By: Name: Laura C. Holson Title: Chief Operating Officer, Chief Financial Officer and Managing Director NEW MOUNTAIN FINANCE ADMINISTRATION, L.L.C. By: Name: Laura C. Holson Title: Chief Operating Officer, Chief Financial Officer and Managing Director DocuSign Envelope ID: 472B3905-E6CD-4580-864F-5077F7DCBC94 [Signature page to Amendment No. 2 to Equity Distribution Agreement] CONFIRMED AND ACCEPTED, as of the date first above written: B. RILEY SECURITIES, INC. By: Name: Title: RAYMOND JAMES & ASSOCIATES, INC. By: Name: Title: [Signature page to Amendment No. 2 to Equity Distribution Agreement] CONFIRMED AND ACCEPTED, as of the date first above written: B. RILEY SECURITIES, INC. By: Name: Patrice McNicoll Title: Head of Investment Banking RAYMOND JAMES & ASSOCIATES, INC. By: Name: Title: